                                                                    Exhibit 10.8


      THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF l933 OR QUALIFIED UNDER ANY STATE SECURITIES LAW. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, TRANSFERRED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR QUALIFICATION APPLICATION RELATED THERETO OR AN OPINION OF COUNSEL (WHICH MAY BE COMPANY COUNSEL) REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW.

                                WARRANT AGREEMENT

                  To Purchase Shares of the Preferred Stock of

                         SCRIPTGEN PHARMACEUTICALS, INC.

                 Dated as of May 18, 1996 (the "Effective Date")

      WHEREAS, SCRIPTGEN Pharmaceuticals, Inc., a Delaware corporation (the "Company") has entered into a Master Lease Agreement dated as of November 22, 1993, Equipment Schedule No. VL-2 dated as of February 19, 1996, and related Schedules (the "Leases") with Comdisco, Inc., a Delaware corporation (the "Warrantholder"); and

      WHEREAS, the Company desires to grant to Warrantholder, in consideration for such Leases, the right to purchase shares of its Preferred Stock;

      NOW, THEREFORE, in consideration of the Warrantholder executing and delivering such Leases and in consideration of mutual covenants and agreements contained herein, the Company and Warrantholder agree as follows:

1.    GRANT OF THE RIGHT TO PURCHASE PREFERRED STOCK.

      The Company hereby grants to the Warrantholder, and the Warrantholder is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe to and purchase, from the Company, 32,500 fully paid and non-assessable shares of the Company's Series C Preferred Stock ("Preferred Stock") at a purchase price of $1.80 per share (the "Exercise Price"). The number and purchase price of such shares are subject to adjustment as provided in Section 8 hereof.

      In the event Warrantholder makes available any or all of the lease financing as set forth in Phase II of Equipment Schedule VL-2 to the Master Lease Agreement, then the number of shares of the Company's Preferred Stock which the Warrantholder shall be entitled to purchase hereunder shall be increased by 22,500 shares.

      In the event Warrantholder makes available any or all of the lease financing as set forth in Phase III of Equipment Schedule VL-2 to the Master Lease Agreement, then the number of shares of the Company's Preferred Stock which the Warrantholder shall be entitled to purchase hereunder shall be increased by an additional 22,500 shares.

      In the event Warrantholder makes available any or all of the lease financing as set forth in Phase IV of Equipment Schedule VL-2 to the Master Lease Agreement, then the number of shares of the Company's Preferred Stock which the Warrantholder shall be entitled to purchase hereunder shall be increased by an additional 22,500 shares.

2.    TERM OF THE WARRANT AGREEMENT.

      Except as otherwise provided for herein, the term of this Warrant Agreement and the right to purchase Preferred Stock as granted herein shall commence on the Effective Date and shall terminate on the later of (i) 5:00 PM Eastern Standard Time on May 18, 2006 or (ii) five (5) years from the closing of the sale and issuance of shares of Common Stock of the Company in the Company's initial public offering, whichever is longer.

3.    EXERCISE OF THE PURCHASE RIGHTS.

      The purchase rights set forth in this Warrant Agreement are exercisable by the Warrantholder, in whole or in part, at any time, or from time to time, prior to the expiration of the term set forth in Section 2 above, by tendering to the Company at its principal office a notice of exercise in the form attached hereto as Exhibit I (the "Notice of Exercise"), duly completed and executed. Promptly upon receipt of the Notice of Exercise and the payment of the purchase price in accordance with the terms set forth below, and in no event later than twenty-one
(21) days thereafter, the Company shall issue to the Warrantholder a certificate for the number of shares of Preferred Stock purchased and shall execute the Notice of Exercise indicating the number of shares which remain subject to future purchases, if any.

      The Exercise Price may be paid at the Warrantholder's election either (i) by cash or check, or (ii) by surrender of Warrants ("Net Issuance") as determined below. If the Warrantholder elects the Net Issuance method, the Company will issue Preferred Stock in accordance with the following formula:

            X = Y(A-B)
                ------
                 A

Where: X =  the number of shares of Preferred Stock to be issued to the
            Warrantholder.

            Y= the number of shares of Preferred Stock requested to be exercised under this Warrant Agreement.

            A =   the fair market value of one (1) share of Common Stock.

            B =   the Exercise Price.

      As used herein, current fair market value of Common Stock shall mean with respect to each share of Common Stock:

      (i) if the exercise is in connection with an initial public offering, and if the Company's Registration Statement relating to such public offering has been declared effective by the SEC, then the initial "Price to Public" specified in the final prospectus with respect to the offering;

      (ii) if this Warrant is exercised after, and not in connection with the Company's initial public offering:

            (a) if traded on a securities exchange or listed on NASDAQ, the fair market value shall be deemed to be the average of the closing prices over a twenty-one (21) day period ending three days before the day the current fair market value of the securities is being determined; or

            (b) if traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid and asked prices quoted on the NASDAQ system (or similar system) over the twenty-one (21) day period ending three days before the day the current fair market value of the securities is being determined;

      (iii) if at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the current fair market value of Common Stock shall be the price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by its Board of Directors, unless the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the fair market value of Common Stock shall be deemed to be the per share value received by the holders of the Company's Preferred Stock on a common equivalent basis pursuant to such merger or acquisition.

      Upon partial exercise by either cash or Net Issuance, the Company shall promptly issue an amended Warrant Agreement representing the remaining number of shares purchasable hereunder. All other terms and conditions of such amended Warrant Agreement shall be identical to those contained herein, including, but not limited to the Effective Date hereof.

4.    RESERVATION OF SHARES.

      (a) Authorization and Reservation of Shares. During the term of this Warrant Agreement, the Company will at all times have authorized and reserved a sufficient number of shares of its Preferred Stock to provide for the exercise of the rights to purchase Preferred Stock as provided for herein.

      (b) Registration or Listing. If any shares of Preferred Stock required to be reserved hereunder require registration with or approval of any governmental authority under any Federal or State law (other than any registration under the 1933 Act, as then in effect, or any similar Federal statute then enforced, or any state securities law, required by reason of any transfer involved in such conversion), or listing on any domestic securities exchange, before such shares may be issued upon conversion, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered, listed or approved for listing on such domestic securities exchange, as the case may be.

5.    NO FRACTIONAL SHARES OR SCRIP.

      No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

6.    NO RIGHTS AS SHAREHOLDER PRIOR TO EXERCISE.

      (a) This Warrant Agreement does not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the exercise of the Warrant.

      (b) Upon full or partial exercise of the purchase rights set forth in this Warrant Agreement, (i) the Warrantholder shall become a party to the Stockholders' Agreement dated May 17, 1996 (the "Stockholders' Agreement") among the Company and stockholders listed in the schedules attached thereto, as it may be amended from time to time in accordance with its terms, and shall be deemed to be a "Subsequent Stockholder", as that term is defined in the Stockholders' Agreement, (ii) the Warrantholder shall have all of the rights and be subject to the obligations of a Subsequent Stockholder under the Stockholders' Agreement, and (iii) the term "Securities" as used in the Stockholders' Agreement shall be deemed to include the shares of the Series C Preferred Stock issuable upon exercise of the purchase rights set forth in this Warrant Agreement and the shares of Common Stock issuable upon conversion of such shares of Series C Preferred Stock. Upon and after any exercise of the purchase rights set forth in this Warrant Agreement, the Warrantholder shall execute and deliver such other agreements and instruments as may be necessary from time to time to effect the intent and purposes of this
Section 6(b).

7.    WARRANTHOLDER REGISTRY.

      The Company shall maintain a registry showing the name and address of the registered holder of this Warrant Agreement.

8.    ADJUSTMENT RIGHTS.

      The purchase price per share and the number of shares of Preferred Stock purchasable hereunder are subject to adjustment, as follows:

      (a) Merger and Sale of Assets. If at any time there shall be a capital reorganization of the shares of the Company's stock (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation, or the sale of all or substantially all of the Company's properties and assets to any other person (hereinafter referred to collectively as a "Merger Event"), then, as a part of such Merger Event, lawful provision shall be made so that the Warrantholder shall thereafter be entitled to receive, upon exercise of the Warrant, the number of shares of preferred stock or other securities of the successor corporation resulting from such Merger Event, equivalent to that which would have been issuable if Warrantholder had exercised this Warrant immediately prior to the Merger Event. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant Agreement with respect to the rights and interest of the Warrantholder after the Merger Event to the end that the provisions of this Warrant Agreement (including adjustments of the Exercise Price and number of shares of Preferred Stock purchasable) shall be applicable to the greatest extent possible.

      (b) Reclassification of Shares. If the Company at any time shall, by combination, reclassification, exchange of securities or otherwise (other than as provided in Section 8(c)), change any of the securities as to which purchase rights under this Warrant Agreement exist into the same or a different number of securities of any other class or classes, this Warrant Agreement shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant Agreement immediately prior to such combination, reclassification, exchange or other change.

      (c) Subdivision or Combination of Shares. If the Company at any time shall combine or subdivide its Preferred Stock, the Exercise Price shall be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination.

      (d) Stock Dividends. If the Company at any time shall pay a dividend payable in, or make any other distribution (except any distribution specifically provided for in the foregoing subsections (a) or (b)) of the Company's stock, then the Exercise Price shall be adjusted, from and after the record date of such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be the total number of all shares of the Company's stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of all shares of the Company's stock outstanding immediately after such dividend or distribution. The Warrantholder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Preferred Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Preferred Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

      (e) Antidilution Rights. The antidilution rights applicable to the Preferred Stock purchasable hereunder are as set forth in the Company's Certificate of Incorporation, as amended through the Effective Date, a true and complete copy of which has been provided to Warrantholder. The Company shall promptly provide the Warrantholder with any restatement, amendment, modification or waiver of the Charter. The Company shall provide Warrantholder with prior written notice of any issuance of its stock or other equity security to occur after the Effective Date of this Warrant Agreement, as may be required pursuant to Article Fourth of the Company's Certificate of Incorporation.

      (f) Notice of Adjustments. If: (i) the Company shall declare any dividend or distribution upon its stock, whether in cash, property, stock or other securities; (ii) the Company shall offer for subscription prorata to the holders of any class of its Preferred or other convertible stock any additional shares of stock of any class or other rights; (iii) there shall be any Merger Event; or
(iv) there shall be any voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in connection with each such event, the Company shall send to the Warrantholder: (A) at least twenty (20) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution, subscription rights (specifying the date on which the holders of Preferred Stock shall be entitled thereto) or for determining rights to vote in respect of such Merger Event, dissolution, liquidation or winding up; and (B) in the case of any such Merger Event, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Preferred Stock shall be entitled to exchange their Preferred Stock for securities or other property deliverable upon such Merger Event, dissolution, liquidation or winding up). In the case of a public offering, the Company shall give Warrantholder at least twenty (20) days written notice prior to the effective date thereof.

            Each such written notice shall set forth, in reasonable detail, (i) the applicable event, (ii) the amount of the adjustment, if any, (iii) the method by which such adjustment was calculated, (iv) the Exercise Price, and (v) the number of shares subject to purchase hereunder after giving effect to such adjustment, and shall be given by first class mail, postage prepaid, addressed to the Warrantholder, at the address as shown on the books of the Company.

      (g) Timely Notice. Failure to timely provide such notice required by subsection (g) above shall entitle Warrantholder to retain the benefit of the applicable notice period notwithstanding anything to the contrary contained in any insufficient notice received by Warrantholder. The notice period shall begin on the date the notice is deemed to be effectively given pursuant to Section 12(e).

9.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

      Except as set forth on Schedule A attached hereto, the Company hereby represents and warrants as follows:

      (a) Reservation of Preferred Stock. The Preferred Stock issuable upon exercise of the Warrantholder's rights has been duly and validly reserved and, when issued in accordance with the provisions of this Warrant Agreement, will be validly issued, fully paid and non-assessable. The Company has made available to the Warrantholder true, correct and complete copies of its Charter and Bylaws, as amended. The issuance of certificates for shares of Preferred Stock upon exercise of the Warrant Agreement shall be made without charge to the Warrantholder for any issuance tax in respect thereof, or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Preferred Stock. The Company shall not be required to pay any tax which may be payable in respect of any transfer involved and the issuance and delivery of any certificate in a name other than that of the Warrantholder.

      (b) Due Authority. The execution and delivery by the Company of this Warrant Agreement and the performance of all obligations of the Company hereunder, including the issuance to Warrantholder of the right to acquire the shares of Preferred Stock, have been duly authorized by all necessary corporate action on the part of the

Company, and the Leases and this Warrant Agreement are not inconsistent with the Company's Charter or Bylaws, do not contravene in any material regard any law or governmental rule, regulation or order applicable to it, do not and will not contravene any provision of, or constitute a default under, any material indenture, mortgage, contract or other instrument to which it is a party or by which it is bound, and the Leases and this Warrant Agreement constitute legal, valid and binding agreements of the Company, enforceable in accordance with their respective terms.

      (c) Consents and Approvals. No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, Federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Warrant Agreement.

      (d) Issued Securities. All issued and outstanding shares of Common Stock, Preferred Stock or any other securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable. All outstanding shares of Common Stock, Preferred Stock and any other securities were issued in full compliance with all Federal and state securities laws. In addition:

            (i) (1) 30,000,000 shares of Common Stock, $.01 par value ("Common Stock"), of which 3,422,547 shares are issued and outstanding immediately prior to the Initial Closing, (2) 6,403,325 shares have been reserved for issuance upon conversion of the outstanding shares of the Company's Series A Preferred Stock, $.0l par value (the "Series A Preferred Stock"), (3) 153,000 shares are set aside for issuance upon the exercise of warrants and other stock purchase rights for Series A Preferred Stock and the conversion thereof into Common Stock, (4) 100,000 shares are set aside for issuance upon the exercise of warrants and other stock purchase rights for Series C Preferred Stock and the conversion thereof into Common Stock, (5) 6,579,086 shares have been reserved for issuance upon conversion of the outstanding shares of the Company's Series B Preferred Stock, $0.1 pay value (the "Series B Preferred Stock", and together with the Series A Preferred Stock and the Series C Preferred Stock, the "Preferred Stock"), (6) 2,942,521 shares will be reserved for issuance upon conversion of those Series C Preferred Shares to be issued to the Initial Purchasers hereunder, (7) 2,057,479 shares will be reserved for issuance upon conversion of any shares of Series C Preferred Stock sold to Subsequent Purchasers, (8) 1,071,850 shares are set aside for issuance upon exercise of stock options and other stock purchase rights, heretofore or hereafter to be granted, (9) 1,368,705 shares are set aside for issuance upon exercise of other stock options and purchase rights which may be granted to employees and consultants of the Company, as approved by the Company's Board of Directors, and
(10) 1,103,002 shares are held by the Company in its treasury, and

            (ii) 21,500,000 shares of Preferred Stock (I) 6,700,000 shares of which have been designated Series A Preferred Stock, of which 6,403,325 shares are outstanding as of the Closing, (II) 9,700,000 shares of which have been designated Series B Preferred Stock, of which 6,579,086 shares are outstanding as of the Closing, and (III) 5,100,000 shares of which have been designated Series C Preferred Stock, of which 2,942,521 shares will be outstanding after consummation of the transactions with the Initial Purchasers contemplated hereby.

            (iii) Under the Company's Certificate of Incorporation, no shareholder of the Company has preemptive rights to purchase new issuances of the Company's capital stock.

      (e) Insurance. The Company has in full force and effect insurance policies, with extended coverage, insuring the Company and its property and business against such losses and risks, and in such amounts, as are customary for corporations engaged in a similar business and similarly situated and as otherwise may be required pursuant to the terms of any other contract or agreement.

      (f) Other Commitments to Register Securities. The Company is not, pursuant to the terms of any other agreement currently in existence, under any obligation to register under the 1933 Act any of its presently outstanding securities or any of its securities which may hereafter be issued, except the Company has granted registration rights to certain investors in the Company under Section 8 of a Stock Purchase Agreement dated September 16, 1993 among the Company and the persons identified as Purchasers therein.

      (g) Exempt Transaction. Subject to the accuracy of the Warrantholder's representations in Section 10 hereof, the issuance of the Preferred Stock upon exercise of this Warrant will constitute a transaction exempt from (i) the registration requirements of Section 5 of the 1933 Act, in reliance upon Section 4(2) thereof, and (ii) the qualification requirements of the Illinois Corporate Securities Law of 1953, in reliance upon Section 4[5/4] thereof.

      (h) Compliance with Rule 144. At the written request of the Warrantholder, who proposes to sell Preferred Stock issuable upon the exercise of the Warrant in compliance with Rule 144 promulgated by the Securities and Exchange Commission, the Company shall furnish to the Warrantholder, within ten (10) days after receipt of such request, a written statement confirming the Company's compliance with the filing requirements of the Securities and Exchange Commission as set forth in such Rule, as such Rule may be amended from time to time.

10.   REPRESENTATIONS AND COVENANTS OF THE WARRANTHOLDER.

      This Warrant Agreement has been entered into by the Company in reliance upon the following representations and covenants of the Warrantholder

      (a) Investment Purpose. This Warrant and the Preferred Stock issuable upon exercise of the Warrantholder's rights contained herein are being and will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Warrantholder has no present intention of selling or engaging in any public distribution of the same.

      (b) Private Issue. The Warrantholder understands (i) that neither this Warrant nor the Preferred Stock issuable upon exercise of this Warrant is being registered under the 1933 Act or qualified under applicable state securities laws in reliance upon exemptions therefrom, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 10.

      (c) Disposition of Warrantholder's Rights. In no event will the Warrantholder make a disposition this Warrant or of any of its rights to acquire Preferred Stock or Preferred Stock issuable upon exercise of such rights unless and until (i) it shall have notified the Company of the proposed disposition, and (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel (which counsel may either be inside or outside counsel to the Warrantholder) satisfactory to the Company and its counsel to the effect that (A) appropriate action necessary for compliance with the 1933 Act has been taken, or (B) an exemption from the registration requirements of the 1933 Act is available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of this Warrant or of any of its rights to acquire Preferred Stock or Preferred Stock issuable on the exercise of such rights do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner, and shall terminate as to any particular share of Preferred Stock when (1) such security shall have been effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration or (2) such security shall have been sold without registration in compliance with Rule 144 under the 1933 Act, or (3) a letter shall have been issued to the Warrantholder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Warrantholder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the 1933 Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, the Warrantholder or holder of a share of Preferred Stock then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such holder, one or more new certificates for the Warrant or for such shares of Preferred Stock not bearing any restrictive legend.

      (d) Financial Risk. The Warrantholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

      (e) Risk of No Registration. The Warrantholder understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the 1933 Act, or file reports pursuant to Section 15(d), of the Securities Exchange Act of 1934 (the "1934 Act"), or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell (i) the rights to purchase Preferred Stock pursuant to this Warrant Agreement, or (ii) the Preferred Stock issuable upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period. The Warrantholder also understands that any sale of its rights of the Warrantholder to purchase Preferred Stock or Preferred Stock which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

11.   TRANSFERS.

      Subject to the terms and conditions contained in Section 10 hereof, this
Section 11 and applicable federal and state securities laws, this Warrant Agreement and all rights hereunder are transferable in whole or in part by the Warrantholder and any successor transferee, provided, however, in no event shall the number of transfers of the rights and interests in all of the Warrants exceed three (3) transfers, and provided that the Warrantholder shall cause any transferee to sign an agreement requiring such transferee to become a party to the Stockholders' Agreement upon exercise of the purchase rights set forth in this Agreement. The transfer shall be recorded on the books of the Company upon receipt by the Company of a notice of transfer in the form attached hereto as
Exhibit II (the "Transfer Notice"), at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. The Company will not be required to recognize any transferee of this Warrant Agreement and the rights and obligations therein unless the transfer notice is accompanied by an agreement executed by the transferee requiring the transferee to become a party to the Stockholders' Agreement upon exercise of the purchase rights set forth in this Agreement.

12.   MISCELLANEOUS.

      (a) Effective Date. The provisions of this Warrant Agreement shall be construed and shall be given effect in all respects as if it had been executed and delivered by the Company on the date hereof. This Warrant Agreement shall be binding upon any successors or assigns of the Company.

      (b) Attorneys' Fees. In any litigation, arbitration or court proceeding between the Company and the Warrantholder relating hereto, the prevailing party shall be entitled to attorneys' fees and expenses and all costs of proceedings incurred in enforcing this Warrant Agreement.

      (c) Governing Law. This Warrant Agreement shall be governed by and construed for all purposes under and in accordance with the laws of the State of Delaware.

      (d) Counterparts. This Warrant Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      (e) Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, facsimile transmission (provided that the original is sent by personal delivery or mail as hereinafter set forth) or seven (7) days after deposit in the United States mail, by registered or certified mail, addressed (i) to the Warrantholder at 6111 North River Road, Rosemont, Illinois 60018, attention: James Labe, Venture Leasing Director, cc: Legal Department, (and/or, if by facsimile, (708) 518-5465) and (ii) to the Company at Suite 3000, 200 Boston Avenue, Medford, Massachusetts 02155 (and/or if by facsimile, (617)

396-1028) or at such other address as any such party may subsequently designate by written notice to the other party.

      (f) Remedies. In the event of any default hereunder, the non-defaulting party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including but not limited to an action for damages as a result of any such default, and/or an action for specific performance for any default where Warrantholder will not have an adequate remedy at law and where damages will not be readily ascertainable.

      (g) No Impairment of Rights. The Company will not, by amendment of its Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms, of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against impairment.

      (h) Survival. The representations, warranties, covenants and conditions of the respective parties contained herein or made pursuant to this Warrant Agreement shall survive the execution and delivery of this Warrant Agreement.

      (i) Severability. In the event any one or more of the provisions of this Warrant Agreement shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Warrant Agreement shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision, which comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.

      (j) Amendments. Any provision of this Warrant Agreement may be amended by a written instrument signed by the Company and by the Warrantholder.

      (k) Additional Documents. The Company, upon execution of this Warrant Agreement, shall provide the Warrantholder with an officer's certificate with respect to the representations, warranties and covenants set forth in subparagraphs (a) through (d), (f) and (g) of Section 9 above. If the purchase price for the Leases referenced in the preamble of this Warrant Agreement exceeds $1,000,000.00, the Company will also provide Warrantholder with an opinion from the Company's counsel in a form mutually acceptable to Warrantholder and such counsel. The Company shall also supply such other documents as the Warrantholder may from time to time reasonably request.

      IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be executed by its officers thereunto duly authorized as of the Effective Date.

                                       Company:  SCRIPTGEN PHARMACEUTICALS ,INC.


                                               By: /s/ Karen A. Hamlin
                                                   -----------------------------

                                               Title: Sr. Director of Operations
                                                      --------------------------

                                       Warrantholder:  COMDISCO, INC.

                                               By: /s/ James P. Labe
                                                   -----------------------------
                                               Title: James P. Labe, President
                                                      Venture Lease Division
                                                      --------------------------

                                    EXHIBIT I

                               Notice of Exercise

To:   _____________________________

      (1) The undersigned Warrantholder hereby elects to purchase ______ shares of the Preferred Stock of SCRIPTGEN PHARMACEUTICALS, INC. pursuant to the terms of the Warrant Agreement dated the _____ day of _______________ 19__ (the "Warrant Agreement") between SCRIPTGEN PHARMACEUTICALS, INC. and the Warrantholder, and tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any.

      (2) In exercising its rights to purchase the Preferred Stock SCRIPTGEN PHARMACEUTICALS, INC., the undersigned hereby confirms the investment representations and warranties made in Section 10 of the Warrant Agreement.

      (3) Please issue a certificate or certificates representing said shares of Preferred Stock in the name of the undersigned or in such other name as is specified below.


      ____________________________________________________
                                                              (Name)


      ____________________________________________________
                                                              (Address)


                                                    Warrantholder COMDISCO, INC.


                                          By:    _______________________________


                                          Title: _______________________________


                                          Date:  _______________________________

                           ACKNOWLEDGMENT OF EXERCISE

      The undersigned ______________________________________. hereby acknowledge receipt of the "Notice of Exercise" from COMDISCO, INC., to purchase _______ shares of the Preferred Stock of SCRIPTGEN PHARMACEUTICALS, INC., pursuant to the terms of the Warrant Agreement, and further acknowledges that ______ shares remain subject to purchase under the terms of the Warrant Agreement

                  Company:


                  By: ____________________________________________

                  Title: _________________________________________

                  Date: __________________________________________

                                   EXHIBIT II

                                 Transfer Notice

      (To transfer or assign the foregoing Warrant Agreement execute this form and supply required information. Do not use this form to purchase shares.)

      FOR VALUE RECEIVED, the foregoing Warrant Agreement and all rights evidenced thereby are hereby transferred and assigned to________________________

________________________________________________________________________________
                                 (Please Print)

whose address is________________________________________________________________

________________________________________________________________________________


Dated_________________________________________________


Holder's Signature____________________________________


Holder's Address

______________________________________________________

______________________________________________________


Signature Guaranteed__________________________________

NOTE: The signature to this Transfer Notice must correspond with the name as it appears on the face of the Warrant Agreement, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant Agreement.

                                                                        ORIGINAL

                                    EXHIBIT A

                           (MULTIPLE QUARTER DELIVERY)

SCHEDULE NO. VL-2                               DATED AS OF February 19, 1996

TO MASTER LEASE AGREEMENT DATED AS OF November 22, 1993 ("MASTER LEASE")

LESSEE: SCRIPTGEN PHARMACEUTICALS, INC.          LESSOR: COMDISCO, INC.

Admin. Contact/Phone No.:                        Address for all Notices:
-------------------------                        ------------------------
Ms. Karen A. Hamlin                              6111 North River Road
Senior Director of Operations                    Rosemont, Illinois 60018
(617) 393-8000                                   Attn.: Capital Equipment Lease
                                                 Administration
Address for Notices:
--------------------

Suite 3000
200 Boston Avenue
Medford, Massachusetts 02155

Central Billing Location:                        PAYING AGENT:
-------------------------                        -------------
Same as above.                                   Comdisco, Inc.
                                                 P.O. Box 91744
Lessee Reference No.:________________            Chicago, Illinois 60693
                   (24 digits maximum)

Location of Equipment:                           Initial Term:       42 months
----------------------                           -------------      ----------

Attn.:                                           Lease Rate Factor:  2.742%
                                                 ------------------ ----------

EQUIPMENT (as defined below):                    Advance:           $7,238.88
                                                 --------           ----------
                                                 Less Commitment Deposit
                                                                   - 3,000.00
                                                 Net Advance        $4,238.88
                                                                    ---------

Item                        Machine Type/                   Serial
No.   Qty.  Manufacturer      Feature       Description     Number     Rent
---   ----  ------------    ------------    -----------     ------     ----

      Equipment specifically approved by Lessor, which shall be delivered to and accepted by Lessee during the period February 1, 1996 through February 1, 1998, for which Lessor receives vendor invoices approved for payment, up to an aggregate purchase price of $686,774.65 ("Phase I"); however, Lessee shall have the option to request from Lessor three additional Phases of $250,000.00 ("Phase II", "Phase III" and "Phase IV") of lease financing where each Phase shall be subject to a review of Lessee by Lessor, not including upgrades thereto and further excluding custom use equipment, leasehold improvements, installation costs and delivery costs, rolling stock, special tooling, custom equipment, "stand-alone" software, application software bundled into computer hardware, hand held items, molds and fungible items.

1.    Notice Period

      Not less than ninety (90) days nor more than twelve (12) months prior to the expiration of the lease term.

      2. Equipment Purchase

      Lessee acknowledges that it has either received or approved Lessor's purchase documentation for the Equipment. The aggregate purchase price referred to on the face of this Schedule shall include all Equipment purchased by Lessor, consisting of amounts financed under Sections (i), (ii) and (iii) below.

      (i) NEW EQUIPMENT. Lessor will purchase new Equipment which is specifically approved by Lessor.

      (ii) SALE-LEASEBACK EQUIPMENT. Any in-place Equipment installed at Lessee's site and to which Lessee has clear title and ownership may be considered by Lessor for inclusion under this Lease (the "Sale-Leaseback Transaction"). Any request for a Sale-Leaseback Transaction must be submitted to Lessor in writing (along with accompanying evidence of Lessee's Equipment ownership satisfactory to Lessor for all Equipment submitted) no later than March 30, 1996*. Lessor will not perform a Sale-Leaseback Transaction for any request or accompanying Equipment ownership documents which arrive after the date marked above by an asterisk (*). Further, any sale-leaseback Equipment will be placed on lease subject to: (1) Lessor prior approval of the Equipment; and (2) if approved, at Lessor's actual net appraised Equipment value pursuant to the schedule below:

        ORIGINAL EQUIPMENT MANUFACTURER'S    PERCENT OF ORIGINAL MANUFACTURER'S
                 SHIP DATE                   NET EQUIPMENT COST PAID BY LESSOR
        ---------------------------------    ----------------------------------

        Between 12/31/95 and 3/30/96                         100%

        Between 10/31/95 and 12/30/95                         80%

        Between 7/31/95 and 10/30/95                          70%

        Between 5/1/95 and 7/30/95                            65%

        Between 1/31/95 and 4/30/95                           60%

      (iii) USED EQUIPMENT. Lessor will purchase "used" Equipment which is obtained from a third party by Lessee for its use subject to: (1) Lessor's prior approval of the Equipment; and (2) for Equipment that costs $125,000.00 or less, Lessor shall pay the actual purchase price paid by Lessee for the Equipment, and for Equipment costing more than $125,000.00, at Lessor's appraised value for such used Equipment.

3.    Commencement Date

      The Commencement Date for each item of Equipment will be its Installation Date. Lessee agrees to confirm the Commencement Date by providing Lessor with invoices containing the Equipment location, description, serial number and cost, the Installation Date and Lessee's signature. Lessor will summarize all invoices and/or IAF's received in the same calendar quarter into a Commencement Certificate in the form attached to this Schedule as Exhibit 1 and the Initial Term will begin the first day of the calendar quarter thereafter. Each Commencement Certificate will incorporate the terms and conditions of the Master Lease and this Schedule and will constitute a separate Schedule. Notwithstanding the foregoing, if the Equipment pertains to Sale-Leaseback Equipment, the Commencement Date will be the date Lessor tenders the purchase price for the Equipment.

4.    Option to Extend

      So long as no Event of Default shall have occurred and be continuing, Lessee will have the right to extend the Initial Term of this Schedule for a period of one (1) year (the "Option Year") by giving Lessor at least ninety (90) days written notice prior to the expiration of the Initial Term. In such event, the rent to be paid during the Option Year shall be mutually agreed upon and if the parties cannot mutually agree, then the Lease shall continue in full force and effect pursuant to the existing terms and conditions until terminated by either party upon not less than ninety (90) days prior written notice. This Schedule will continue in affect following the Option Year until terminated by either party upon not less than ninety (90) days prior written notice, which notice shall be effective as of the Rent Interval next following receipt.

5.    Purchase Option

      So long as no Event of Default has occurred and is continuing hereunder, and upon written notice no earlier than twelve (12) months and no later than one hundred and twenty (120) days prior to the expiration of the Initial Term, Lessee will have the option at the expiration of the Initial Term of this Schedule to purchase all, but not less than all, of the Equipment listed herein for a purchase price and upon terms and conditions to be mutually agreed upon by the parties following Lessee's written notice, plus any taxes applicable at time of purchase. Said purchase price shall be paid to Lessor upon the expiration date of the Initial Term. Title to the Equipment shall automatically pass to Lessee upon payment in full of the purchase price but, in no event, earlier than the expiration of the fixed Initial Term. If the parties are unable to agree on the purchase price or the terms and conditions with respect to said purchase, then the Lease with respect to this Equipment shall remain in full force and effect until terminated by either party upon not less than ninety (90) days prior written notice. It is agreed and understood that Lessor is retaining a purchase money security interest in the Equipment listed herein and this Schedule shall constitute a Security Agreement under the Uniform Commercial Code of the state in which the Equipment is located. Lessor and Lessee agree that for purposes of this paragraph, any licensed software will not be considered part of the Equipment.

6.    Special Terms

      The terms and conditions of the Master Lease Agreement as they pertain to this Schedule are hereby modified and amended as follows:

      a)    Section 2, "Term"

            In line 3 after the words "Term and", add the words "may be extended"; after the word "thereafter", delete the rest of the sentence and replace with the words "pursuant to the terms of the Notice Period of the applicable Schedule".

      b)    Section 3, "Rent and Payment"

            In line 1 after the word "Rent", add the parenthetical phrase "(excluding Interim Rent)"; after the word "advance", delete the words "in immediately available funds" and replace with the words "by check".

            In line 2, change the second sentence to read as follows:

                  "Interim Rent is due and payable within thirty (30) days of the invoice date".

      c)    Section 4.2, "Warranty and Disclaimer of Warranties"

            In line 2 before the word "Lessor", insert the word "neither"; after the word "Lessor", add the words "nor any Secured Party, Owner or Assignee".

      d)    Section 5.2, "Relocation or Sublease"

            In line 1 of the first paragraph after the word "consent", add the words "which shall not be unreasonably withheld or delayed".

            In line 3 of this same paragraph before the word "administrative", insert the word "reasonable".

      e)    Section 5.3, "Assignment by Lessor"

            In line 6 before the words "will acknowledge", insert the words, "at Lessor's expense,"; delete the word "given" and replace with the word "provided".

      f)    Section 6.2, "Taxes and Fees"

            In line 2 after the word "Lessor", add the words, "Owner, Assignee or Secured Party".

            In line 4 after the word "Lessor", add the words, "Owner, Assignee or Secured Party".

      g)    Section 7.1, "Care, Use and Maintenance"

            In line 4 after the before the word "acceptable", insert the word "reasonably".

            In line 5, replace the words "the Equipment" with "any Equipment"; after the word "Equipment", add the words "for which a manufacturer's maintenance contract is available".

      h)    Section 7.2, "Attachments and Reconfigurations"

            In line 1 after the word "Lessor", add the words "which shall not be unreasonably withheld or delayed".

      i)    Section 8, "Representations and Warranties of Lessee"

            In line 4 of subparagraph (b) after the words "to it", add the words "in any material respect".

            In line 5 of this same subparagraph before the word "indenture", insert the word "material".

            To the end of this subparagraph, add the following words:

                  ", subject to applicable bankruptcy and other laws affecting the rights of creditors generally, and the rules of law concerning equitable remedies".

            Delete subparagraph (d) in its entirety.

            Change subparagraphs "(e), (f) and (g)" to subparagraphs "(d), (e) and (f)" respectively.

      j)    Section 9, "Delivery and Return of Equipment"

            In line 9 after the word "supply", add the words, "at Lessor's expense,".

            To the end of this Section, add the words "and provide that any such demonstration shall be upon three (3) days prior notice, will not interfere with Lessee's normal business, and all visitors shall sign confidentiality agreements."

      k)    Section 10, "Labeling"

            In line 1 after the word "interest", add the words "with all marks of identification as may be provided by Lessor".

      l)    Section 12, "Risk of Loss"

            In line 3 of the second paragraph, delete the words "Lessor's option" and replace with the words "Lessee's option".

            In line 4 of this paragraph after the word "Lessor", add the words, "in which case Lessee shall be entitled to receive all insurance proceeds", after the words " Casualty Value", add the parenthetical phrase "(less the amount of any insurance proceeds received by Lessor)".

      m)    Section 13.1, "Default"

            In line 5 of subsection (c) after the word "foregoing", add the words, "provided, however, that Lessee shall have thirty (30) days to obtain a dismissal of any involuntary petition or appointment".

            In line 1 of subsection (d) after the word "Default", add the parenthetical "(after any applicable grace or cure period)".

      n)    Section 13.2, "Remedies"

            In line 1 of subsection (C) before the word "due", insert the word "then".

            In line 5 of this same subsection, delete the word "currently" and replace with the word "then".

      o)    Section 14.1, "Board Attendance"

            Delete this section entirely and replace with the following:

                  "Within thirty (30) days following a meeting of the Board of Directors, Lessee shall provide Lessor with a summary of the minutes of said meeting. If an Event of Default occurs and is continuing on the part of Lessee, then Lessor shall have the right to appoint a representative to attend meetings of Lessee's Board of Directors, which representative shall be entitled to advance notice of all such meetings."

      p)    Section 14.2 "Financial Statement"

            In line 10, delete the word "ninety (90)" and replace with the words "one hundred and twenty (120)".

            To the end of this Section, add the words "hereunder and under the Schedules".

      q)    Section 14.3, "Obligation to Lease Additional Equipment"

            In line 3 before the words "loan agreement", insert the word "material".

            In line 4 before "(iii)", insert the word "and".

            In line 5 after the word "standing", delete the semi-colon and replace with a period; and delete clause (iv) in its entirety.

      r)    Section 14.4, "Merger and Sale Provisions"

            In line 7 after the parenthetical, insert "of .5%".

      s)    Section 14.7, "Binding Nature"

            To the end of this Section, add the following words:

                  "WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, WHICH SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED".

      t)    Section 14.8, "Survival of Obligations"

            In line 4 after the word "execution", add the word "and"; after the word "delivery", add the words "of this Master Lease and the obligations set forth in Sections 6.2, 9 and 11 shall survive".

      u)    Section 14.16, "Lessor's right to Match"

            Delete this Section in its entirety and replace with the following:

                  "Lessee's rights under Sections 5.2 and 7.2 are subject to Lessor's right to bid on any sublease or upgrade that Lessee intends to make. Lessee agrees to give consideration to any such bid made by Lessor, but is under no obligation to accept such bid."

      v)    Section 14.17, "Landlord/Mortgagee Waiver"

            In line 1 after the word "to", add the words "use diligent efforts to".

            In line 2 before the word "satisfactory", insert the word "reasonably".

      x)    Section 14.19, "Definitions"

            In the definition "Default Costs" before the word "remarketing", insert the word "reasonable".

            In line 1 of the definition "Merger" after the word "entity", add the words "in which, after the merger, the Company is not the surviving entity".

            In line 2, delete the word "stock".

            In line 3 after the word "acquisition", add the words "of more than fifty percent (50%) of the outstanding shares of capital stock".

      y)    New Section 14.20, "Confidentiality"

            Any person or entity receiving information under Section 14.1 or
            Section 14.2 or exercising rights of visitation or inspection granted hereunder shall maintain confidentiality of all financial, confidential and proprietary information of the Lessee acquired by them in exercising such rights. Notwithstanding the preceding sentence, Lessor may: (a) disclose such information when required by law or governmental order or regulation, or when required by subpoena or other process, or (b) disclose such information to its attorneys, accountants, financial institutions, consultants, and other professionals to the extent necessary to obtain their services in connection with its investment in the Lessee, provided that the requirements of this Section shall in turn be binding on any such attorney, accountant, financial institution, consultant or other professional."

Master Lease: This Schedule is issued pursuant to the Master Lease identified on page 1 of this Schedule. All of the terms and conditions of the Master Lease are incorporated in and made a part of this Schedule as if they were expressly set forth in this Schedule. The parties hereby reaffirm all of the terms and conditions of the Master Lease (including, without limitation, the representations and warranties set forth in Section 8) except as modified herein by this Schedule. This Schedule may not be amended or rescinded except by a writing signed by both parties.

SCRIPTGEN PHARMACEUTICALS, INC.           COMDISCO, INC.,
As Lessee                                 as Lessor


By: /s/ Karen A. Hamlin                   By: /s/ James P. Labe
   ------------------------------            ----------------------------

Title: Sr. Director of Operations         Title: JAMES P. LABE, PRESIDENT
                                                  VENTURE LEASE DIVISION

Date: 6/6/96                              Date:  _____________________


DRS; 2/20/96

                                    EXHIBIT 1

                            Commencement Certificate


      This Certificate dated _______________ is executed pursuant to Schedule No. VL-2 to the Master Lease Agreement dated November 22, 1993 between COMDISCO, INC. ("Lessor") and SCRIPTGEN PHARMACEUTICALS, INC. ("Lessee"). All of the terms, conditions, representations and warranties of the Master Lease and Schedule No. VL-2 are incorporated herein and made a part hereof and this Commencement Certificate constitutes a Schedule for the Equipment described below.

1.    Equipment:

                          Equipment
      Qty.     Mfgr.      Type/Model      Serial No.        Location
      ----     -----      ----------      ----------        --------






2.    Installation Date: (See attached Invoices)

3.    Initial Term Starts on:

4.    Total Equipment Cost:

5.    Rent:

6.    Representations of Lessee:

      Each item of Equipment has been delivered to the location indicated above, tested, inspected, found to be in good working order and accepted by the Lessee on its Installation Date.

                                 AMENDMENT NO. 1

                                       TO

                                WARRANT AGREEMENT

                  To Purchase Shares of the Preferred Stock of

                         SCRIPTGEN PHARMACEUTICALS, INC.

      This AMENDMENT NO. 1 ("Amendment") amends the WARRANT AGREEMENT, dated as of May 18, 1996 (the "Agreement"), by and among Scriptgen Pharmaceuticals, Inc. (the "Company") and Comdisco, Inc. (the "Warrantholder").

      WHEREAS, the parties hereto desire to amend the Agreement;

      NOW, THEREFORE, the Company and the Warrantholder do hereby agree to amend the Agreement as follows:

      1.    There is hereby added to the end of Section 8(b) the following:

            In the event that a mandatory conversion of shares of Preferred Stock pursuant to the Company's Amended and Restated Certificate of Incorporation occurs prior to the exercise of this Warrant, then all references to "Series C Preferred Stock" and "Preferred Stock" herein shall thereafter be deemed references to "Common Stock."

      This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument.

                  Company:           SCRIPTGEN PHARMACEUTICALS, INC.


                                     By: /s/ Karen A. Hamlin
                                        --------------------------------------
                                     Name: Karen A. Hamlin
                                     Title: Senior Director of Operations
                                     Date:

                  Warrantholder:     COMDISCO, INC.


                                     By: /s/ Jill C. Hanses
                                        --------------------------------------
                                     Name: Jill C. Hanses
                                     Title: AVP / Venture
                                     Date: